SEMIANNUAL
                                                                          REPORT
                                                                  MARCH 31, 1999
                                                                     (Unaudited)

                                                                  [LOGO OMITTED]



--------------------------------------------------------------------------------
                          TIP Target Select Equity Fund
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

 2  Total Returns and Fund Investment Objective
 3  Letter to Shareholders
 7  Financial Statements
12  Notes to Financial Statements

TIP FUNDS
--------------------------------------------------------------------------------
     The TIP Funds offer the TIP Target Select Equity Fund, a no-load mutual fund for individual and institutional investors. The minimum initial investment in the TIP Target Select Equity Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $500.
     TURNER INVESTMENT PARTNERS, INC., based in Berwyn, Pennsylvania, serves as the investment adviser to the fund. The firm, founded in 1990, invests in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions.
     Along with Turner, CHARTWELL INVESTMENT PARTNERS, CLOVER CAPITAL MANAGEMENT COMPANY, INC., and PENN CAPITAL MANAGEMENT COMPANY, INC. currently serve as subadvisers to the TIP Target Select Equity Fund.
     CHARTWELL INVESTMENT PARTNERS, based in Berwyn, Pennsylvania, was founded in 1997. A team of investment professionals manages the portion of the fund's assets allocated to Chartwell.
     CLOVER CAPITAL MANAGEMENT, based in Pittsford, New York, was founded in 1984. Michael Edward Jones, managing director and one of the firm's founders, will manage the portion of the fund's assets entrusted to Clover. As of March 31, 1999, Clover is not managing any assets of the fund.
     PENN CAPITAL MANAGEMENT COMPANY, based in Cherry Hill, New Jersey, was founded in 1987. The firm was founded by Richard A. Hocker, who is the chief investment officer and the portfolio manager of the portion of the fund's assets managed by Penn Capital.



SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     The TIP Funds shareholders receive annual and semiannual reports and monthly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141.

TOTAL RETURNS*
--------------------------------------------------------------------------------
Period ended March 31, 1999

                                                                 ANNUALIZED
                                    SIX-MONTH    ONE-YEAR        INCEPTION
                                     RETURN       RETURN          TO DATE**
--------------------------------------------------------------------------------
TIP TARGET SELECT EQUITY FUND          41.04%      23.16%          35.44%
S&P 500 Index                          27.34       18.46           27.14
Lipper Growth Funds Average            28.23       13.56           22.34

* Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The inception date for the TIP Target Select Equity Fund is January 1, 1998.

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     THE TIP TARGET SELECT EQUITY FUND seeks long-term growth of capital. It invests primarily in U.S. stocks. Each investment firm chosen to manage assets in the fund invests in a maximum of 20 stocks and as few as 10 stocks that it believes have the greatest return potential. Such a focused stock-selection process permits the firms to act on only the investment ideas that they think are the strongest. In the process, the fund provides two levels of diversification: diversification in total holdings and diversification in investment styles.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

A strong stock market, especially in large-company shares, and positive returns by the three investment managers -- Turner Investment Partners, Chartwell Investment Partners, and Penn Capital Management Company -- enabled the TIP Target Select Equity Fund to return 41.04% for the six-month period ended March 31.
     Target Select's strong showing represented a performance advantage of 13.70 percentage points over the S&P 500 Index's 27.34% gain and 12.81 percentage points over the Lipper Growth Funds Average's 28.23% result. And it earned the fund a favorable rating for investment performance among its peers. In rankings of growth funds compiled by Lipper Inc., Target Select was rated 113th out of 1,105 competing funds, or in the 10th percentile, for the past six months and rated 249th out of 1,022 competing funds, or in the 24th percentile, for the past year.

STOCKS SURGE
     In the wake of the sudden, sharp downturn that wiped out more than $2.4 trillion of value from the stock market last summer, we offered this advice in the fund's annual report six months ago: maintain your current commitment to stocks. It was rewarding advice, in light of the S&P 500's subsequent double-digit gain. Catalysts for that surge included the following:
    [bullet] Continued economic expansion. The U.S. economy kept rolling along smoothly, recording its eighth consecutive year of growth, the longest such streak in the nation's peacetime history.
    [bullet] American corporations' global profit leadership. Due to its surpassing proficiency at production, management, and marketing, corporate America is accounting for a growing share of the global business community's profitability. According to Lehman Brothers data, in 1990 the U.S. share of global profits was 36%; in 1998, it grew to 44%. We think that fact goes a long way toward explaining why the S&P 500 Index has done so well in the past six months and has more than doubled since November 1995.
    [bullet] Low inflation. The inflation rate remained in an annualized range of 1.4-1.7% -- markedly below the historical average of 3.1% and the lowest level since 1986. Net-net, low inflation increased the value of corporate earnings.
    [bullet] Interest-rate cuts. Early in the period the Federal Reserve Board made a series of three reductions in rates, which helped revitalize the market; lower rates, it was widely believed, would help sustain corporate earnings and stave off the threat of a recession. Although interest rates subsequently increased, they stayed at relatively low levels by historical standards.
    [bullet] A spate of acquisitions, which reduced the supply of shares. According to THE NEW YORK TIMES, in the first half of the period, for example, the total shares outstanding in the stock market decreased by $178 billion. Among the takeovers were Netscape Communications by America Online, AMP by Tyco International, Union Camp by International Paper, and Bankers Trust by Deutsche Bank.

BIG NEWS: SMALL STOCKS REBOUND?
     Perhaps in retrospect the most noteworthy event of the period will prove to be the growing vitality of small-cap stocks. After falling to a two-year low last fall, the small-cap Russell 2000 Index jumped more than 20% to finish October with a 4.08% increase. For the entire six months,

     WHATEVER THE MARKET MAY DO IN THE SHORT TERM, WE ONCE AGAIN EXPRESS THE CONVICTION THAT YOUR LONG-TERM FINANCIAL INTEREST IS BEST SERVED BY STAYING IN STOCKS. THAT CONVICTION IS BASED ON RESEARCH SHOWING THAT EFFORTS TO "TIME" THE MARKET -- TO INVEST IN STOCKS WHEN MARKET CONDITIONS APPEAR PROMISING AND TO AVOID STOCKS WHEN CIRCUMSTANCES SEEM ADVERSE -- HAVE TYPICALLY PROVEN TO BE COUNTERPRODUCTIVE.
--------------------------------------------------------------------------------
the Russell 2000 was up 10.00%. To be sure, small stocks have a lot of catching up yet to do: they have underperformed large stocks for the past six consecutive quarters.
     As for large stocks, the largest of the large stocks did best, with the Russell Top 200 Growth Index posting the best return of any capitalization-based index: 35.71%. As a result of large caps' continuing vigor, the market is sharply divided in terms of valuations: a select group of gargantuan growth stocks like Cisco Systems, Lucent Technologies, and General Electric sell at more than 40 times earnings, contrasting with the vast majority of smaller stocks selling at a price/earnings multiple of less than 15 (which is about the median historical valuation). Value stocks, after lagging significantly for the past two years, did better. For instance, the Russell 1000 Growth Index returned 21.56% to outperform the Russell 1000 Value Index by 3.28 percentage points, a margin of outperformance smaller than it had been recently.
     Performance by sector was widely disparate. Two growth sectors, technology and consumer discretionary/services, gained the most. In the Russell 1000 Index, the technology sector soared 49.01%; the consumer-discretionary/services sector, energized by strong consumer spending, rose 45.26%. Those two outsized returns eclipsed the performance of the next-best-performing sector, financial services, by more than 19 percentage points. Still, all sectors produced positive returns.

TECH AND CONSUMER STOCKS EXCEL
     In essence, the ideal stock fund in this period would have held large-cap technology and consumer-discretionary stocks. In fact, Target Select did have significant representation in those two groups, in stocks like Cisco Systems, EMC, Intel, Texas Instruments, America Online, Home Depot, and Time Warner. At the same time, Target Select, as always, was diversified both by style (with growth and value strategies) and by capitalization segment (with positions in large, mid-cap, and small stocks). Such diversification of course is sensible because the performance of different types of stocks tends to wax and wane in the long term: when one type is underperforming, another is outperforming.
     Happily, diversification helped Target Select cope with all the market crosscurrents swirling during the period. The differing investment styles of the three firms that manage Target Select's assets -- Turner, Chartwell, and Penn Capital -meshed well. The combined holdings of growth and value stocks represented each firm's 20 best investment ideas; they performed distinctly differently at different times, thereby providing favorable counterbalancing influences.
     Turner's investment style focuses on growth stocks of companies with earnings that meet or exceed Wall Street's consensus expectations. Good stock selection and an overweighting in strong-performing big stocks characterized the Turner holdings. About 70% of those holdings were concentrated in three sectors: technology, consumer discretionary/services, and producer durables, which accounted for most of Turner's performance advantage. The highest returns were recorded in technology stocks like At Home, Mercury Interactive, Intel, and Micron Technology; consumer-discretionary/services stocks like Amazon.com, America Online, Gap, Home Depot, and Time Warner; and producer-durables stocks like Applied Materials and KLA-Tencor.

VITAL: AVOIDING BIG LOSERS
     Another factor enhancing performance: Turner was able to avoid the significant number of growth stocks that declined sharply, an ability it considers critical to investment success, as critical as the ability to pick winning stocks. The Turner investment team thinks its use of numerous quantitative, fundamental, and technical indicators and nimbleness in eliminating underperforming individual positions should be especially useful now, as the market remains volatile and punishes the stocks of companies with earnings problems.
     Chartwell's value style involves investing in stocks of companies paying above-average dividends and offering above-average earnings power. About 35% of Chartwell's current holdings are concentrated in financial-services and telecommunications stocks. Financial-services shares, such as BankAmerica, U.S. Bancorp, and the Federal National Mortgage Association, have been Chartwell favorites for some time. The main reasons: they sell at a 30% discount to the average market price/earnings ratio, pay dividends that are twice as high as the average, and are likely to benefit from any broadening of market leadership. Indeed, late in the period there were signs that the market leadership was changing; previously out-of-favor cyclical stocks like Caterpillar and Alcoa rallied. For its part, Chartwell is looking to snap up selective cyclical stocks in the chemical, paper, and capital-goods industries to capitalize on any further manifestations of that trend.
     Chartwell's best-performing stocks for the period were Xerox, Pitney Bowes, American Home Products, and Bristol-Myers Squibb, all of which rose more than 30%. Its current positions offer attractive values: namely, a price/earnings ratio of 25, based on trailing 12-month earnings (versus 34 for the S&P 500) and a dividend yield of 2.1% (versus 1.3% for the S&P 500).

HOLDINGS OFFER APPEALING VALUE
     The investments of Penn Capital, whose investing style emphasizes small-cap value stocks, also have appealing valuations: a forward price/earnings multiple of less than 10 and a price/book-value ratio of 1.7. (Like many small stocks, they pay no dividend.) In all cases, the companies owned have growth rates exceeding the price/earnings ratios of their shares -- evidence of compelling return potential, in Penn Capital's view. Having especially compelling potential now are positions in health-care and telecommunications stocks, which grew as previously significant positions in oil-services stocks were reduced.
     The biggest winners for Penn Capital were Unilab, which provides diagnostic medical tests; Clearnet Communications, a Canadian wireless-communications company whose share valuation is markedly less than the average of U.S. competitors; Pegasus Communications, a direct-satellite TV broadcasting company that markets to a prime audience of rural consumers; and AK Steel, a low-cost producer that earns more profit per ton of steel than anyone in the industry. All generated double-digit returns in the period and hold potential for additional gains, in the firm's analysis.
     As for the stock market's potential, we think as long as earnings hold up reasonably well (and we think they generally will), this remarkable bull of a market should continue raging. Also, we think above-average market volatility will continue to be in evidence and any corrections will be concentrated and followed by the market

     HAPPILY, DIVERSIFICATION HELPED TARGET SELECT COPE WITH ALL THE MARKET CROSSCURRENTS SWIRLING DURING THE PERIOD. THE DIFFERING INVESTMENT STYLES OF THE THREE FIRMS THAT MANAGE TARGET SELECT'S ASSETS -- TURNER, CHARTWELL, AND PENN CAPITAL - MESHED WELL.
--------------------------------------------------------------------------------
regaining its momentum. Also, we anticipate that smaller stocks should do relatively well over the next 12 months.

A VERITY: STAY THE COURSE
     No one of course is smart enough to know how small stocks or the market as a whole will in fact fare. The market is still awash in crosscurrents, such as weakness in certain pockets of the tech sector, gyrations in energy prices, and sporadic strength in cyclical stocks. Indeed, one reason for the Russell 2000 Index's recent strength is that it has a relatively high number of cyclical stocks. Whatever the market may do in the short term, we once again express the conviction that your long-term financial interest is best served by staying in stocks. That conviction is based on research showing that efforts to "time" the market -- to invest in stocks when market conditions appear promising and to avoid stocks when circumstances seem adverse -- have typically proven to be counterproductive.
     For instance, had you gotten out of stocks in the wake of the sharp market drop last summer, your market-timing would have cost you dearly: you would have missed the 41.04% gain that Target Select generated over the past six months -- a gain more than three times larger than the long-term 11.2% average return large-cap stocks have generated for an entire YEAR, as measured by Ibbotson Associates. Although it's easy to scorn the familiar principle of "stay the course in stock investing," we nevertheless think it's one of the soundest verities in life, along with "honesty is the best policy," "eat to live, and not live to eat," and "keep your eyes wide open before marriage, half shut afterwards."
     We are pleased with our investment results over the past six months and pledge to work diligently at increasing over time the wealth you have entrusted to us. We thank you for keeping faith with us, and we thank our staff members whose individual and collective efforts have contributed so much to our strength and record of accomplishment. As always, we remain committed to our mission of delivering superior investment returns and service to you. And as always, we welcome your questions or comments.

/s/ signature omitted
Robert E. Turner
CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS, INC.


/s/ signature omitted
Richard A. Hocker
PORTFOLIO MANAGER
PENN CAPITAL MANAGEMENT COMPANY, INC.


/s/ signature omitted
Harold A. Ofstie
PORTFOLIO MANAGER
CHARTWELL INVESTMENT PARTNERS

STATEMENT OF NET ASSETS                                                TIP FUNDS
March 31, 1999                                                       (Unaudited)

TIP TARGET SELECT                                Value
EQUITY FUND                          Shares      (000)
------------------------------------------------------
COMMON STOCKS (97.5%)
AIRCRAFT (1.4%)
   BE Aerospace*                      1,185      $ 18
                                                 ----
APPAREL/TEXTILES (1.4%)
   Dan River, Cl A*                   1,330        11
   Pillowtex                            465         7
                                                 ----
                                                   18
                                                 ----
AUTOMOTIVE (1.0%)
   Avis Rent A Car*                     465        13
                                                 ----
BANKS (5.2%)
   BankAmerica                          650        46
   Seacoast Banking of Florida          500        13
   U.S. Bancorp                         305        10
                                                 ----
                                                   69
                                                 ----
BROADCASTING, NEWSPAPERS &
   ADVERTISING (4.8%)
   AT&T Corp-Liberty Media, Cl A*       665        35
   Pegasus Communications*              650        18
   True North Communications            370        10
                                                 ----
                                                   63
                                                 ----
BUILDING & CONSTRUCTION SUPPLIES (1.5%)
   International Comfort Products*    2,525        20
                                                 ----
COMPUTERS & SERVICES (7.1%)
   Cisco Systems*                       500        55
   Microsoft*                           420        38
                                                 ----
                                                   93
                                                 ----
DRUGS (7.3%)
   American Home Products               265        17
   Bristol-Myers Squibb                 165        11
   Merck                                400        32
   Rexall Sundown*                    1,000        19
   Zeneca Group, ADR                    370        17
                                                 ----
                                                   96
                                                 ----
ELECTRICAL SERVICES (1.1%)
   Illinova                             720        15
                                                 ----
ELECTRONICS (5.6%)
   Motorola                             550        40
   Xilinx*                              825        33
                                                 ----
                                                   73
                                                 ----

                                                 Value
                                     Shares      (000)
------------------------------------------------------
ENTERTAINMENT (3.5%)
   Players International*             1,150      $  7
   Time Warner                          550        39
                                                 ----
                                                   46
                                                 ----
ENVIRONMENTAL SERVICES (1.0%)
   Safety-Kleen*                        975        13
                                                 ----
FINANCIAL SERVICES (4.0%)
   Fannie Mae                           245        17
   Freddie Mac                          625        36
                                                 ----
                                                   53
                                                 ----
FOOD, BEVERAGE & TOBACCO (1.5%)
   Dr. Pepper Bottling Holdings, Cl A*  300         9
   Universal Foods                      535        11
                                                 ----
                                                   20
                                                 ----
GAS/NATURAL GAS (1.3%)
   Enron                                260        17
                                                 ----
MACHINERY (3.0%)
   Applied Materials*                   625        39
                                                 ----
MEDICAL PRODUCTS & SERVICES (7.8%)
   Baxter International                 260        17
   Guidant*                             565        34
   Kensey Nash*                       1,200        10
   Unilab*                           12,700        41
                                                 ----
                                                  102
                                                 ----
MISCELLANEOUS BUSINESS SERVICES (6.9%)
   CSG Systems International*           900        35
   Network Solutions, Cl A*             290        31
   Pitney Bowes                         280        18
   Wackenhut                            435         7
                                                 ----
                                                   91
                                                 ----
MISCELLANEOUS MANUFACTURING (2.7%)
   Tyco International Limited           500        36
                                                 ----
OIL SERVICES (1.3%)
   Bayard Drilling Technologies*      2,685        17
                                                 ----
PAPER & PAPER PRODUCTS (0.5%)
   Drypers*                           3,250         7
                                                 ----

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                TIP FUNDS
March 31, 1999                                                       (Unaudited)


TIP TARGET SELECT                                Value
EQUITY FUND (Concluded)              Shares      (000)
------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (0.8%)
   USX-Marathon Group                   350      $ 10
                                                 ----
PHOTOGRAPHIC EQUIPMENT
   & SUPPLIES (1.3%)
   Xerox                                320        17
                                                 ----
PRINTING & PUBLISHING (0.8%)
   McGraw-Hill                          210        11
                                                 ----
PROFESSIONAL SERVICES (1.4%)
   ServiceMaster                        925        19
                                                 ----
RETAIL (6.9%)
   Best Buy*                            715        37
   Finlay Enterprises*                1,225        13
   General Nutrition*                   325         5
   McDonald's                           800        36
                                                 ----
                                                   91
                                                 ----
SEMICONDUCTORS/INSTRUMENTS (2.0%)
   Intel                                220        26
                                                 ----
SPECIALTY CONSTRUCTION (1.2%)
   Masco                                580        16
                                                 ----
STEEL & STEEL WORKS (1.1%)
   AK Steel Holding                     675        15
                                                 ----
TELEPHONES &
   TELECOMMUNICATION (11.2%)
   AT&T                                 140        11
   Bell Atlantic                        675        35
   BCE                                  465        21
   Cable & Wireless, ADR                325        12
   Clearnet, Cl A*                    2,375        31
   Metromedia Fiber Network,
     Cl A*                              710        37
                                                 ----
                                                  147
                                                 ----
TRANSPORT SERVICES (0.9%)
   Coach USA*                           425        12
                                                 ----
TOTAL COMMON STOCKS
   (Cost $1,222)                                1,283
                                                 ----
                                     Face
                                    Amount       Value
                                     (000)       (000)
------------------------------------------------------
REPURCHASE AGREEMENT (1.9%)
   Morgan Stanley
     4.50%, dated 03/31/99,
     matures 04/01/99,
     repurchase price $25,131
     (collateralized by
     U.S. Treasury Note,
     par value $25,049, 5.625%,
     10/31/99 market value $25,759)    $ 25     $  25
                                                -----
TOTAL REPURCHASE AGREEMENT
   (Cost $25)                                      25
                                                -----
TOTAL INVESTMENTS (99.4%)
   (Cost $1,247)                                1,308
                                                -----
OTHER ASSETS AND LIABILITIES, NET (0.6%)            8
                                                -----

NET ASSETS:
   Portfolio Shares (unlimited
     authorization--no par value)
     based on 97,824 outstanding
     shares of beneficial interest              1,054
   Accumulated net investment loss                 (3)
   Accumulated net realized gain
     on investments                               204
   Net unrealized appreciation
     on investments                                61
                                               ------
TOTAL NET ASSETS (100.0%)                      $1,316
                                               ======

   Net Asset Value, Offering and
     Redemption Price Per Share                $13.45
                                               ======

*Non-income producing security
ADR--American Depository Receipt
Cl--Class


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                          TIP FUNDS
                                                                     (Unaudited)

                                                               TIP TARGET SELECT
                                                                 EQUITY FUND
                                                               -----------------
                                                                 10/1/98 THRU
                                                                    3/31/99
--------------------------------------------------------------------------------
Investment Income:
   Dividends ..................................................  $     4
   Interest ...................................................        1
--------------------------------------------------------------------------------

     Total Investment Income...................................        5
--------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees ...................................        6
   Investment Advisory Fee Waiver .............................       (6)
   Administrator Fees .........................................       35
   Custodian Fees .............................................       --
   Transfer Agent Fees ........................................       --
   Professional Fees ..........................................        6
   Trustee Fees ...............................................        1
   Registration Fees ..........................................       --
   Pricing Fees ...............................................       --
   Printing Fees ..............................................        4
   Amortization of Deferred Organizational Costs ..............        2
   Insurance and Other Fees ...................................       --
--------------------------------------------------------------------------------
     Total Expenses ...........................................       48
--------------------------------------------------------------------------------
   Less: Reimbursements by Adviser.............................      (41)
--------------------------------------------------------------------------------
     Total Net Expenses .......................................        7
--------------------------------------------------------------------------------
         Net Investment Loss ..................................       (2)
--------------------------------------------------------------------------------
   Net Realized Gain From Securities Sold .....................      217
   Net Unrealized Appreciation of Investment Securities .......      163
--------------------------------------------------------------------------------

   Net Realized and Unrealized Gain on Investments ............      380
--------------------------------------------------------------------------------

   Net Increase in Net Assets Resulting From Operations .......     $378
--------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                               TIP FUNDS
                                                                      (Unaudited

                                                                          TIP TARGET
                                                                      SELECT EQUITY FUND
                                                                 ------------------------------
                                                                    10/1/98         1/1/98
                                                                 THRU 3/31/99   THRU 9/30/98(1)
-----------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) ................................      $ (2)            $--
   Net Realized Gain on Securities Sold ........................       217              70
   Net Unrealized Appreciation
     (Depreciation) of Investment Securities ...................       163            (102)
-----------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
     Resulting from Operations                                         378             (32)
-----------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................................        --              (1)
   Realized Capital Gain .......................................       (83)             --
-----------------------------------------------------------------------------------------------
     Total Distributions .......................................       (83)             (1)
-----------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................................       149           1,272
   Proceeds from Shares Issued in Lieu of
     Cash Distributions .........                                       83               1
   Cost of Shares Redeemed .....................................      (177)           (274)
-----------------------------------------------------------------------------------------------
     Increase in Net Assets From Capital Share Transactions ....        55             999
-----------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..............................       350             966
-----------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period .......................................       966              --
-----------------------------------------------------------------------------------------------
     End of Period(2) ..........................................    $1,316           $ 966
===============================================================================================
   Shares Issued and Redeemed:
   Issued ......................................................        12             115
   Issued in Lieu of Cash Distributions ........................         8              --
   Redeemed ....................................................       (15)            (22)
-----------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ........................         5              93
===============================================================================================

(1) Commenced operations on January 1, 1998.
(2) Includes net investment loss and/or distributions in excess of net investment income (000) of $(3) and $(1) as of March 31, 1999, and September 30, 1998, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                   TIP FUNDS

For a Share Outstanding Throughout the Period                        (Unaudited)





               Net                                                                Net                         Net
              Asset                Realized and  Distributions  Distributions    Asset                       Assets      Ratio
              Value       Net       Unrealized      from Net        from         Value                        End     of Expenses
            Beginning  Investment    Gains on     Investment       Capital        End                      of Period   to Average
            of Period    Income    Investments      Income          Gains      of Period  Total Return(1)    (000)     Net Assets
            ---------  ----------  ------------  -------------  -------------  ---------  ---------------  ---------  -----------
-----------------------------
TIP TARGET SELECT EQUITY FUND
-----------------------------
1999[dagger] $10.34      (0.02)         4.03           --           (0.90)       $13.45         41.04%       $1,316       1.30%*
1998(2)      $10.00         --          0.35        (0.01)             --        $10.34          3.50%        $ 966       1.30%*




                                     Ratio of Net
                          Ratio of    Investment
           Ratio of Net   Expenses    Income to
            Investment   to Average    Average
             Income      Net Assets  Net Assets    Portfolio
            to Average   (Excluding  (Excluding    Turnover
            Net Assets    Waivers)     Waivers)      Rate
           ------------  ----------  ------------  ---------
-----------------------------
TIP TARGET SELECT EQUITY FUND
-----------------------------
1999[dagger] (0.40)%*       9.91%*     (9.01)%*     664.04%
1998(2)       0.02%*       18.76%*    (17.44)%*     803.02%

 *  Annualized
 +  For the six-month period period ended March 31.
(1) Returns are for the period indicated and have not been annualized.
(2) The TIP Target Select Equity Fund began operations on January 1, 1998.

 Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                          TIP FUNDS
March 31, 1999                                                       (Unaudited)

1.  ORGANIZATION:
TIP FUNDS (the "Trust") a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 14 funds (the "Funds"). The financial statement included herein is for the TIP Target Select Equity Fund (the "Target Select Equity Fund") (the "Fund"). The financial statements of the remaining portfolios are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies. The Fund is non-diversified, and may therefore be invested in equity securities of a limited number of issues.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

      SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price.

      FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

      SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

      NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

      REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

      EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds on the basis of relative daily net assets.

NOTES TO FINANCIAL STATEMENTS (Continued)                              TIP FUNDS
March 31, 1999                                                       (Unaudited)

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.
     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.   ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
Organization costs have been capitalized by the Fund and are being amortized over a period of sixty months. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.09% of the average daily net assets of the Trust up to $250 million, 0.07% on the next $250 million, 0.06% on the next $250 million, 0.05% on the next $1.25 billion, and 0.04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 per Fund payable to the Administrator for services rendered to the Fund under the Administration Agreement. The Administrator may, at its sole discretion waive all or a portion of its fees.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 30, 1996. The Distributor receives no fees for its distribution services under this agreement.

NOTES TO FINANCIAL STATEMENTS (Concluded)                              TIP FUNDS
March 31, 1999                                                       (Unaudited)


5.  INVESTMENT ADVISORY AGREEMENT:
The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated April 30, 1996, under which the Adviser receives an annual fee equal to 1.05% of the average daily net assets of the Target Select Equity Fund. The Fund currently has three Sub-Advisers--Chartwell Investment Partners, Clover Capital Management, Inc., and Penn Capital Management, Inc. (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser manages a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. As of March 31, 1999, Clover Capital Management did not manage any assets of the Fund. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of .80% of the average daily net assets of the Fund allocated to them. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Target Select Equity Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.30%. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

6.  INVESTMENT TRANSACTIONS:
The total cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended March 31, 1999, are as follows (000):
                                         TIP TARGET
                                     SELECT EQUITY FUND
                                     ------------------
Purchases ......................          $7,314
Sales ..........................           7,422

At March 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at March 31, 1999, is as follows (000):
                                         TIP TARGET
                                     SELECT EQUITY FUND
                                     ------------------
Aggregate gross unrealized appreciation   $   98
Aggregate gross unrealized depreciation      (37)
                                          ------
Net unrealized appreciation .....         $   61
                                          ======

TRUST
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805

INVESTMENT ADVISER
Turner Investment Partners, Inc.

SUBADVISERS
Chartwell Investment Partners
Clover Capital Management, Inc.
Penn Capital Management Company, Inc.

DISTRIBUTOR
SEI Investments Distribution Co.

ADMINISTRATOR
SEI Investments Mutual Funds Services

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

[LOGO OMITTED]



To open an account, receive account information, make inquiries, or request literature:
1-800-224-6312





THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE TIP TARGET SELECT EQUITY FUND. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A TIP FUNDS PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.

TIP-F-008-01